FUNDX INVESTMENT GROUP, LLC

Supplement dated April 6, 2018, to
Statutory Prospectus and Statement of Additional Information
 dated January 30, 2018

Effective as of March 15, 2018 Jason Browne is now a consultant to FundX Investment Group, LLC (“the Advisor”) and is no longer an Officer of FundX Investment Trust (“The Trust”). Jeff Smith is the new President of the Trust.

Accordingly, all references to Jason Browne’s title are updated to reflect his new position as Chief Investment Strategist and Portfolio Manager.

Mr. Browne is hereby removed from the Interested Trustees and Officers of the Trust table on page B-28 of the SAI. Additionally, on page B-29, Mr. Smith’s position with the trust now reflects “President.” The following information is added to the table to reflect the new Secretary, Mr. William McDonnell.

William McDonnell (born 1951) FundX Investment Group, LLC 101 Montgomery Street, Suite #2400 San Francisco, CA 94104	Secretary	Indefinite Term; Since March 2018.	Compliance Manager, FundX Investment Group, LLC and FundX Investment Trust, 2016-present; Chief Compliance Officer, Atherton Lane Advisers LLC and Deep Blue Capital Management, L.P., 2008-2016.	N/A	N/A

The following sentence is added to page B-39 of the SAI, immediately following the penultimate paragraph regarding Portfolio Manger’s compensation.

As of March 15, 2018, Jason Browne is now a consultant to the advisor and is paid a fixed consulting fee for his contributions to the investment committee.  His consulting fee is not contingent on Fund performance.

Please retain this Supplement with the Statutory Prospectus and Statement of Additional Information.